Consolidated Statement of Profit or Loss and Other Comprehensive Income - EUR (€) € in Thousands	5 Months Ended	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2020	Dec. 31, 2019
Continuing operations
Revenue
Cost of sales
Gross profit
Operating expenses
Administration expenses		(3,350)	(2)
Share based payments expense		(1,438)
Other expenses		(667)
Operating loss		(5,455)	(2)
Finance costs
Interest receivable and similar income		2
Interest payable and similar expense		(10)
Net derivative financial instrument expense - warrants		(521)
Listing expenses		(177,146)
Net finance costs		(177,675)
Loss before tax		(183,130)	(2)
Income tax expense
Loss for the year		(183,130)	(2)
Total comprehensive loss for the year		€ (183,130)	€ (2)
Basic and diluted (loss) per share (in Euro per share)	€ 0.00	€ (68.53)	€ 0.00